                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



  Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     of 1934

                         Date of Report: April 17, 2001





                             SCHOLASTIC CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-19860
                             Commission File Number

      DELAWARE                                 13-3385513
      (State or other jurisdiction of          (IRS Employer Identification No.)
      incorporation or organization)

   555 BROADWAY, NEW YORK, NEW YORK                   10012
      (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (212) 343-6100




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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED APRIL 17, 2001
--------------------------------------------------------------------------------

ITEM 7. EXHIBITS


        Exhibit
        Number       Description of Document

        99.3         Press release of Scholastic Corporation, dated April 17,
                     2001.

ITEM 9. REGULATION FD DISCLOSURE

See Exhibit 99.3 noticing the Company's announcement that it will not update SCHOLASTIC LITERACY PLACE(R), resulting in an estimated charge ranging between $65 million and $70 million for the fourth quarter ending May 31, 2001.

The Company expects to discuss this announcement in a conference call at 9:00 a.m. (Eastern time) on April 17, 2001. To participate, call 1-800-621-7762 with the password "SCHOLASTIC." The meeting leader is Richard Robinson. An audio replay of the call will also be available from at 9:00 a.m. to 5:00 p.m. (Eastern time) April 17, 2001 to April 24, 2001 by calling 1-888-566-0418.


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED APRIL 17, 2001
--------------------------------------------------------------------------------



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SCHOLASTIC CORPORATION
                                          (Registrant)






Date: April 17, 2001                      /s/ Kevin J. McEnery
                                          ------------------------------
                                          Kevin J. McEnery
                                          Executive Vice President
                                            & Chief Financial Officer


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED APRIL 17, 2001
EXHIBIT INDEX
--------------------------------------------------------------------------------


Exhibit Number           Description of Document     Page Number in Sequentially
--------------           -----------------------     ---------------------------
                                                            Numbered Copy
                                                            -------------

Exhibit 99.3             Press release of Scholastic              E-1
                         Corporation, dated April 17,
                         2001.